Employee Benefit Plan	12 Months Ended
Dec. 31, 2012
Employee Benefit Plan
12.	Employee Benefit Plan

The Company adopted the AxoGen Simple IRA plan in 2007. All full-time employees who have attained the age of 18 are eligible to participate in the Plan. Eligibility is immediate upon employment and enrollment is available any time during employment. Participating employees may make annual pretax contributions to their accounts up to a maximum amount as limited by law. The simple IRA plan requires the Company to make matching contributions of between 1% and 3% of the employee’s annual salary as long as the employee participates in the Plan. Additionally, the matching has to be at least 3% for three of the first five years of the Plan. Both employee contributions and Company contributions vest immediately. In 2012 and 2011, the Company match was 3% of the participating employee’s annual salary. The Company contributed $102,189 and $66,687 in matching funds during 2012 and 2011, respectively.